Exhibit 4.1

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

AMENDED AND RESTATED 2006 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.             PURPOSE OF THE PLAN

This Plan is intended to promote the interests of China North East Petroleum Holdings Limited (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

 III.           ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.           ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(1) employees;

(2) members of the Board and the members of the board of directors of any Parent or Subsidiary; and

(3) independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

V.           STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 5,000,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final and binding. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

I.              OPTION TERMS

A. Agreement.

Each option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall be subject to the terms and conditions of the Plan.

B. Exercise Price.

(1) The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, (b) if a Non-Statutory Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share must not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted and (c) if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

(2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

    (a) in shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

    (b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

D. Effect of Termination of Service.

(1) The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option granted to the Optionee shall terminate immediately with respect to all shares.

(2) Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

E. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

F. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase, any or all of those Unvested Shares at the lower of (1) the exercise price paid per share, or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any such repurchase must be made in accordance with applicable corporate law. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option is granted. However, such limitation shall not apply to options granted to individuals who are officers, independent consultants or directors of the Corporation.

G. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.             INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

C. Term of Option Granted to a 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

III.           CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control or another specified event, or the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event, shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

IV.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.              STOCK ISSUANCE TERMS

A. Stock Awards.

Each stock bonus agreement and restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of such stock bonus and restricted stock purchase agreements may change from time to time, and the terms and conditions of separate stock bonus or restricted stock purchase agreements need not be identical, but each stock bonus and restricted stock purchase agreement shall be subject to the terms and conditions of the Plan.

B. Purchase Price.

(1) The Plan Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to a Participant who is not a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

(2) Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

(c) a promissory note to the extent permitted by Section I of Article Four.

C. Vesting Provisions.

(1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any shares of Common Stock issued under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued. Such limitation shall not apply to shares issued to individuals who are officers, independent consultants or directors of the Corporation.

(2) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(4) Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchase must be made in compliance with the relevant provisions of California law.

(5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.

II.            CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

ARTICLE FOUR

MISCELLANEOUS

I.              FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.            FIRST REFUSAL RIGHTS

The Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

III.           SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

IV.           EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

V.           AMENDMENT OR TERMINATION OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Although there may be adverse accounting consequences to doing so, options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

VI.           USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VII.          WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VIII.         REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

IX.           NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.            FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option granted or shares issued under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

XI.           SHARE RESERVE

The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30’% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote on such matter.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control. In no event shall a merger of the Corporation’s Parent with the Corporation constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean China North East Petroleum Holdings Limited, a Nevada corporation, or the successor to all or substantially all of the assets or the voting stock of China North East Petroleum Holdings Limited which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on the NYSE AMEX LLC, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the NYSE AMEX LLCand published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

(iv) If the Common Stock is at the time neither listed on any stock exchange or the NYSE AMEX LLC, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restriction other than a restriction which, by its term will never lapse.

K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

X. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. 10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AA. Unvested Shares shall mean shares of Common Stock which have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

BB. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of the Corporation:

Optionee: «Optionee»

Grant Date: «Grant Date»

Vesting Commencement Date: «Vesting Date»

Exercise Price: $ «Exercise Price» per share

Number of Option Shares: «Number of Shares» shares of Common Stock

Expiration Date: «Expiration Date»

Type of Option:	☐ Incentive Stock Option

☒ Non-Statutory Option

Date Exercisable: Immediately Exercisable

Vesting Schedule: «Vesting Schedule»
Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C and a copy of the Questions and Answers About Stock Option Grants in the form attached hereto as Exhibit D.

Repurchase Rights. Optionee hereby agrees that the Option Shares acquired upon the exercise of the Option may be subject to certain repurchase rights and rights of first refusal exercisable by the Corporation and its assigns. The terms of such rights are specified in the attached Stock Purchase Agreement.

Representation. Optionee represents that this Option and the Option Shares are being acquired for Optionee’s own account, and not with a view to or for sale in connection with any distribution.

Prior Agreements. This Notice and the Stock Option Agreement, and the Stock Purchase Agreement when executed will, constitute the entire agreement and understanding of the Corporation and Optionee with respect to the terms of the Option and supersede all prior and contemporaneous written or verbal agreements and understandings between Optionee and the Corporation relating to such subject matter. Any and all prior agreements, understandings or representations relating to the Option are terminated and cancelled in their entirety and are of no further force or effect.

At Will Service Arrangement. Nothing in this Notice or in the attached Stock Option Agreement, Stock Purchase Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. Except as set forth herein, all capitalized terms in this Notice shall have the meaning assigned to them in the Plan or in the attached Stock Option Agreement.

Dated: «Dated»

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

By:

OPTIONEE

Signature:
«Optionee»

Address:

EXHIBIT A

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

STOCK OPTION AGREEMENT
(Incentive Stock Option)

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, members of the Board or the board of directors of any Parent or Subsidiary and independent contractors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. Except as expressly provided herein, including the Appendix attached hereto, all capitalized terms in this Agreement shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall expire on the Expiration Date, unless sooner terminated in accordance with this Agreement.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) Notwithstanding the foregoing, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established for the benefit of one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares as specified in the Grant Notice. If the option is exercisable in installments, then as the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option under this Agreement.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct), then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the three month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(b) Should Optionee cease to remain in Service by reason of death or Disability, then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the twelve month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and this option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the Expiration Date, this option shall terminate with respect to the Vested Shares.

(d) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately with respect to all Option Shares.

6. Accelerated Vesting.

(a) Immediately prior to the effective date of the Change in Control, the Unvested Shares subject to this option shall automatically become Vested Shares, and this option shall become exercisable for all of the Option Shares. However, the Unvested Shares shall not vest on such an accelerated basis if and to the extent: (i) this option will be assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control (the excess of the Fair Market Value of those Unvested Shares over the Exercise Price payable for such shares) and provides for subsequent payout of that spread no later than the time Optionee would otherwise vest in the Option Shares as set forth in the Grant Notice.

(b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (a) the total number and/or class of securities subject to this option and (b) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased Option Shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons permitted to exercise the option) must take the following actions:

    (i) Execute and deliver to the Corporation a Stock Purchase Agreement for the Option Shares for which the option is exercised;

    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock (1) held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws; and

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any applicable stock exchange or quotation system on which the Common Stock may be traded at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement or has agreed in writing to join herein and be bound by the terms hereof.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or on the third day following deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares (to the extent such Exercise Price is in excess of the par value of those shares) by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule and other terms of any such promissory note shall be established by the Plan Administrator in its sole discretion. However, any promissory note delivered by a consultant or independent contractor must be secured by collateral in addition to the purchased shares of Common Stock.

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice of law or conflict-of-laws rules.

17. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. The inability of the Corporation to obtain stockholder approval shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

18. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve months after the date Optionee ceases to be an Employee by reason of Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 19(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied to the option granted second.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Exercise Date shall mean the date on which the option shall have been exercised in accordance with this Agreement.

C. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

D. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

E. Grant Notice shall mean the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

F. Option Shares shall mean the shares of Common Stock subject to the option.

G. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

H. Plan shall mean the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan.

I. Stock Purchase Agreement shall mean the stock purchase agreement in the form determined by the Board.

AA. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s right to repurchase those shares upon termination of Service.

BB. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s right to repurchase those shares upon termination of Service.

CC. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

STOCK OPTION AGREEMENT
(Non-Qualified Stock Option)

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, members of the Board or the board of directors of any Parent or Subsidiary and independent contractors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. Except as expressly provided herein, including the Appendix attached hereto, all capitalized terms in this Agreement shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall expire on the Expiration Date, unless sooner terminated in accordance with this Agreement.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) Notwithstanding the foregoing, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established for the benefit of one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares as specified in the Grant Notice. If the option is exercisable in installments, then as the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option under this Agreement.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

        (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct), then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the three month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

        (b) Should Optionee cease to remain in Service by reason of death or Disability, then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the twelve month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

        (c) No additional vesting will occur after the date the Optionee’s Service ceases, and this option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the Expiration Date, this option shall terminate with respect to the Vested Shares.

        (d) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately with respect to all Option Shares.

6. Accelerated Vesting.

        (a) Immediately prior to the effective date of the Change in Control, the Unvested Shares subject to this option shall automatically become Vested Shares, and this option shall become exercisable for all of the Option Shares. However, the Unvested Shares shall not vest on such an accelerated basis if and to the extent: (i) this option will be assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control (the excess of the Fair Market Value of those Unvested Shares over the Exercise Price payable for such shares) and provides for subsequent payout of that spread no later than the time Optionee would otherwise vest in the Option Shares as set forth in the Grant Notice.

        (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

        (c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

        (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (a) the total number and/or class of securities subject to this option and (b) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased Option Shares.

9. Manner of Exercising Option.

        (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons permitted to exercise the option) must take the following actions:

            (i) Execute and deliver to the Corporation a Stock Purchase Agreement for the Option Shares for which the option is exercised;

            (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock (1) held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws; and

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

        (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

 (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

        (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

        (c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

            (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any applicable stock exchange or quotation system on which the Common Stock may be traded at the time of such exercise and issuance.

            (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement or has agreed in writing to join herein and be bound by the terms hereof.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or on the third day following deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares (to the extent such Exercise Price is in excess of the par value of those shares) by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule and other terms of any such promissory note shall be established by the Plan Administrator in its sole discretion. [However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock.

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice of law or conflict-of-laws rules.

17. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. The inability of the Corporation to obtain stockholder approval shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

18. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

        (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve months after the date Optionee ceases to be an Employee by reason of Disability.

        (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 19(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

        (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied to the option granted second.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Exercise Date shall mean the date on which the option shall have been exercised in accordance with this Agreement.

C. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

D. Expiration Date shall mean the close of business on the date on which the option expires as specified in the Grant Notice.

If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

E. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

F. Grant Notice shall mean the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

G. Option Shares shall mean the shares of Common Stock subject to the option.

H. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

I. Stock Purchase Agreement shall mean the stock purchase agreement in the form determined by the Board.

AA. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s right to repurchase those shares upon termination of Service.

BB. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s right to repurchase those shares upon termination of Service.

CC. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.